                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                 August 20, 1999

                             C.P. CLARE CORPORATION
             (Exact Name of Registrant as specified in its charter)

        Massachusetts                 0-26092                   04-2561471
(State or other jurisdiction     (Commission File            (I.R.S. Employer
   of incorporation)                  Number)                Identification No.)

               78 Cherry Hill Drive, Beverly, Massachusetts 01915
              (Address of principal executive offices and zip code)

                                 (978) 524-6700
              (Registrant's telephone number, including area code)

          INTRODUCTION TO PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
                             AS OF JUNE 27, 1999 AND
          PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS FOR
          THE YEAR ENDED MARCH 31, 1999 AND QUARTER ENDED JUNE 27, 1999

On July 2, 1999, the Company entered into an Agreement to sell all of the issued and outstanding shares of common stock of Clare EMG Inc. ("EMG") a wholly-owned subsidiary of C.P. Clare Corporation ("C.P. Clare" or the "Company") to Sumida Electric Co., Ltd. ("Sumida"), for $37,629,000 in cash. The Company anticipates that it will receive net proceeds of approximately $34,242,000. This amount reflects transaction costs of approximately $3,387,000.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

The accompanying pro forma consolidated condensed balance sheet as of June 27, 1999 assumes that the Company sold its wholly-owned subsidiary, EMG, to Sumida on the last reported balance sheet date, June 27, 1999. The accompanying pro forma consolidated condensed Statements of Operations for the for the year ended March 31, 1999 and for the quarter ended June 27, 1999, assume the sale of EMG took place on April 1, 1998. The pro forma consolidated Statements of Operation do not include the effect of the gain from C.P. Clare's sale of EMG to Sumida.

The accompanying pro forma information is presented for illustrative purposes only and is not necessarily indicative of the financial position or results of operations which would actually have been reported had the sale of EMG occurred during the periods presented, or which may be reported in the future.

The accompanying pro forma consolidated condensed financial statements should be read in conjunction with the historical financial statements and related notes thereto for C.P. Clare.

        This Form 8-K/A amends the Current Report on Form 8-K of C.P. Clare Corporation previously filed with the Securities and Exchange Commission on August 27, 1999.

                             C.P. CLARE CORPORATION
                   PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                ($ in thousands)
                                   (Unaudited)

                                                                         Historical        Pro forma           Pro forma
                                                                        June 27, 1999      Adjustments      June 27, 1999

                                ASSETS
Current assets:
     Cash, cash equivalents and investments                                 $7,000           $36,426  (a)       $43,426
     Amount Due from Sumida                                                      -             1,203  (a)         1,203
     Accounts receivable, net                                               21,217                --             21,217
     Inventories                                                            22,384           (8,694)  (b)        13,690
     Other current assets                                                    1,873              (79)  (b)         1,794
     Deferred income taxes                                                   4,084                --              4,084
                                                                        -----------    --------------       ------------
          Total current assets                                              56,558            28,856             85,414

Property, plant and equipment, net                                          39,416          (10,007)  (b)        29,409
Other assets:
     Intangibles, net                                                       10,648               --              10,648
     Other                                                                     625             (266)  (b)           359
                                                                        -----------    --------------       ------------
                                                                          $107,247           $18,583           $125,830
                                                                        ===========    ==============       ============


                 LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
     Current portion of long-term debt and capital lease obligations          $213          $     --               $213
     Accounts payable                                                       11,879                --             11,879
     Accrued liabilities                                                     8,958             3,231  (b)        12,189
                                                                        -----------    --------------       ------------
          Total current liabilities                                         21,050             3,231             24,281

Long-term capital lease obligations, net of current portion                    247                --                247
Deferred income taxes                                                          511                --                511
                                                                        -----------    --------------       ------------
          Total liabilities                                                 21,808             3,231             25,039

Commitments and contingencies
Stockholders' equity:
     Preferred stock, $.01 par value, Authorized: 2,500,000 shares.
           Issued and outstanding: None                                         --                --                 --
     Common stock, $.01 par value, Authorized: 40,000,000 shares.
           Issued and outstanding: 9,454,339 shares                             95                --                 95
     Additional paid-in capital                                             96,244                --             96,244
     Accumulated deficit                                                   (9,650)            15,352  (c)         5,702
    Cumulative Translation Adjustment                                      (1,250)                --            (1,250)
                                                                        -----------    --------------       ------------
Total stockholders' equity                                                  85,439            15,352            100,791
                                                                        -----------    --------------       ------------
                                                                          $107,247           $18,583           $125,830
                                                                        ===========    ==============       ============

See Note (1) to pro forma condensed combined financial statements

                             C.P. CLARE CORPORATION
              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                    ($ in thousands, except per share amount)
                                   (Unaudited)

                                                              Historical                                         Pro forma
                                                            Quarter Ended             Pro forma                Quarter Ended
                                                             June 27,1999            Adjustments               June 27,1999

Net sales                                                            $36,038               $(16,467)  (d)               $19,571
Cost of sales                                                         27,512                (13,442)  (d)               $14,070
                                                          -------------------     -------------------       --------------------
     Gross profit                                                      8,526                 (3,025)                      5,501

Operating expenses:
     Selling, general and administrative                               6,555                   (656)  (d)                 5,899
     Research and development                                          3,035                   (278)  (d)                 2,757
     In-Process research & development                                    --                     --                          --
     Restructuring costs                                                  --                     --                          --
                                                          -------------------     -------------------       --------------------
Operating loss                                                        (1,064)                (2,091)                     (3,155)

Interest income                                                           26                    455  (e)                    481
Interest expense                                                         (23)                    --                         (23)
Other income, net                                                         29                     --                          29
                                                          -------------------     -------------------       --------------------
Loss before benefit from income taxes                                 (1,032)                (1,636)                     (2,668)

Benefit from income taxes                                               (354)                  (561)  (f)                  (915)
     Net loss                                                          $(678)               $(1,075)                    $(1,753)
                                                          ===================     ===================       ====================
Basic and diluted loss per share                                      $(0.07)                                            $(0.18)
                                                          ===================                               ====================

Basic and diluted weighted average number of common
     shares outstanding:                                           9,457,992                                          9,457,992
                                                          ===================                               ====================

See Note (2) to pro forma condensed combined financial statements

                             C.P. CLARE CORPORATION
              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                   ($ in thousands, except per share amounts)
                                   (Unaudited)

                                                              Historical                                         Pro forma
                                                              Year Ended              Pro forma                  Year Ended
                                                             March 31,1999           Adjustments               March 31,1999

Net sales                                                            $143,913              $(58,165)   (g)              $85,748
Cost of sales                                                         102,876               (47,545)   (g)               55,331
                                                          --------------------    -------------------        -------------------
     Gross profit                                                      41,037               (10,620)                     30,417

Operating expenses:

     Selling, general and administrative                               28,191                (2,766)   (g)               25,425
     Research and development                                           9,678                (1,411)   (g)                8,267
     In-Process research & development                                  5,000                    --                       5,000
     Restructuring costs                                                3,700                    --                       3,700
                                                          --------------------    -------------------        -------------------
Operating loss                                                         (5,532)               (6,443)                    (11,975)

Interest income                                                           571                 1,821    (h)                2,392
Interest expense                                                         (232)                   --                        (232)
Other expense, net                                                       (390)                   --                        (390)
                                                          --------------------    -------------------        -------------------
Loss before benefit from income taxes                                  (5,583)               (4,622)                    (10,205)

Provision for income taxes                                                 --                    --                          --
     Net loss                                                         $(5,583)              $(4,622)                   $(10,205)
                                                          ====================    ===================        ===================
Basic and diluted loss per share                                       $(0.59)                                           $(1.09)
                                                          ====================                               ===================

Basic and diluted weighted average number of common
     shares outstanding:                                            9,398,144                                         9,398,144
                                                          ====================                               ===================

See Note (2) to pro forma condensed combined financial statements

             NOTES TO PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
                             AS OF JUNE 27, 1999 AND
          PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS FOR
          THE YEAR ENDED MARCH 31, 1999 AND QUARTER ENDED JUNE 27, 1999
                                   (Unaudited)

Note (1) Pro Forma Balance Sheet Adjustments

The following pro forma adjustments are required to reflect the Company's sale of its wholly-owned subsidiary, EMG, to Sumida as of June 27, 1999 (the balance sheet date).

                                                                                       Net Amount
                                                                                       ----------
(a)      To account for C.P. Clare's net cash received from the
         sale of EMG to Sumida.                                                        $34,242,000

(b)      To eliminate EMG's assets.

(c)      To reflect the gain on the sale of EMG as follows:
         Net proceeds to be
                  received by C.P. Clare             $34,242,000

         Less:  Value of net assets
                  purchased by Sumida                (18,890,000)                       $15,352,000

Note (2) Pro Forma Statements of Operations Adjustments

The following pro forma adjustments are required to reflect the pro forma consolidated condensed statements of operations as a result of the Company's sale of EMG as of March 31, 1999 and June 27, 1999. For purposes of the pro forma statements of operations, it is assumed that the sale of EMG occurred on April 1, 1998 so that the statements of operations would only include results from continuing operations.

(d) To eliminate the effects of EMG's operations on the consolidated statement of operations for the quarter ended June 27, 1999.

                                                                                     Quarter Ended
                                                                                     June 27, 1999
                                                                                     -------------

(e)      Total interest income increase for C.P. Clare due to
         the sale of EMG to Sumida.                                                 $455,000

(f)      Income tax benefit.                                                        $561,000

(g) To eliminate the effects of EMG's operations on the consolidated statement of operations for the year ended March 31, 1999.

                                                                                       Year Ended
                                                                                      March 31, 1999
                                                                                      --------------
(h)      Total interest income increase for C.P. Clare due to
         sale of EMG to Sumida.                                                         $1,821,000

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          C.P. CLARE CORPORATION

                                          By: /s/ Harry Andersen
                                              -----------------------------
                                          Name:  Harry Andersen
                                          Title: Senior Vice President and
                                                 Chief Financial Officer
                                          Dated: November 3, 1999